UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) January 13, 1998
                                                          ----------------





                                   EG&G, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






      Massachusetts               1-5075                 04-2052042
      -------------               ------                 ----------
    (State or other      (Commission File Number)    (IRS Employer
     jurisdiction of                                 Identification No.)
     incorporation)



    45 William Street, Wellesley, Massachusetts              02181
    -------------------------------------------              -----
    (Address of principal executive offices)               (Zip Code)





                              (781) 237-5100
                              --------------
           (Registrant's telephone number, including area code)



                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

On January 13, 1998, the Company announced the appointment of Gregory L. Summe, who was formerly President of AlliedSignal's Automotive Products Group, as President and Chief Operating Officer (see attached press release).


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EG&G, Inc.


                                        By /s/ John F. Alexander, II
                                           ----------------------------
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)


Date: January 20, 1998
      ----------------


                                  EXHIBIT INDEX

Exhibit Number                          Exhibit Description
--------------                          -------------------

(99)                                    Press Release dated January 13, 1998

FOR IMMEDIATE RELEASE
---------------------
13 January 1998                         For further information contact:
                                        Deborah S. Lorenz, EG&G, Inc.
                                        Tel. (781) 431-4306
                                        NYSE Symbol:  EGG
                                        Website:  www.egginc.com



               EG&G ANNOUNCES APPOINTMENT OF NEW PRESIDENT AND COO


Wellesley, Massachusetts.... EG&G announced the appointment of Gregory L. Summe,
41, as President and Chief Operating Officer. Summe, who was formerly President of AlliedSignal's $2.1 billion Automotive Products Group, will be based at EG&G's Wellesley, Massachusetts headquarters where he will oversee the day-to-day operations of the diversified technology firm. He will join EG&G at the end of January.

"Greg is a marketing strategist who has a remarkable record of success in invigorating and driving businesses to higher performance levels in high performance organizations. He brings a wealth of experience in semiconductors, aerospace, electronic systems and other markets that are very important to us," said John M. Kucharski, Chairman and CEO of EG&G, Inc. "He has already established a track record of accomplishment at large, multi-industrial organizations. I believe that he is the right person to execute EG&G's growth strategy in the 21st century."

Prior to serving as the President of AlliedSignal's Automotive Products Group, Summe was the President of Aerospace Engines and of General Aviation Avionics. He had excellent success in profitably growing those businesses. Before joining AlliedSignal, he was the general manager of commercial motors at General Electric and a partner at McKinsey & Co., Inc. He started his career as a semiconductor design engineer at Mostek. Summe holds B.S. and M.S. degrees in electrical engineering from the University of Kentucky and the University of Cincinnati, and an M.B.A. from the Wharton School at the University of Pennsylvania.

"EG&G is a company with great growth potential. This move meets my long term goals and provides me with an opportunity to return to my technology roots," stated Mr. Summe. "I leave with great respect for AlliedSignal. It is a high performance organization with bright prospects that has treated me well." Mr. Summe added that he and his family are looking forward to locating to the Boston area.

The appointment of a COO with a strong commercial technology background marks a milestone in EG&G's strategic evolution. Under Chairman Kucharski's leadership, EG&G has moved toward a balanced portfolio of government contracts and commercial technology products such as digital x-ray detector panels, automobile airbag accelerometers, and computerized medical diagnostic equipment. Summe brings to EG&G broad experience in molding organizations for achieving growth and superior levels of performance.

EG&G, Inc. is a global technology company that provides complete systems, as well as components, to automotive, medical, aerospace, photography and other industries, and delivers skilled support services to government and industrial customers. Based in Wellesley, Massachusetts, EG&G has annual sales of more than $1.4 billion and more than 14,000 employees worldwide.




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